Supplement dated July 25, 2013

To the Prospectuses dated May 1, 2013 for

New York Life Premier Variable Annuity

New York Life Premier Plus Variable Annuity

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This supplement amends the May 1, 2013 prospectuses (the “Prospectuses”) for New York Life Premier Variable Annuity and New York Life Premier Plus Variable Annuity policies (the “policies”). You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note that the Rider Risk Charge Adjustment will not be assessed in the State of Connecticut upon any cancellation of the Guaranteed Investment Protection Rider (“GIPR”).

Keeping this purpose in mind, please note the following:

Rider Risk Charge Adjustment - Guaranteed Investment Protection Rider

As of August 5, 2013, the Rider Risk Charge Adjustment will not be assessed upon any cancellation of the Guaranteed Investment Protection Rider that is included with policies issued in the State of Connecticut. NYLIAC will not refund any GIPR charges that may have been deducted prior to any such cancellation.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010